DELAWARE GROUP® EQUITY FUNDS IV

Delaware Healthcare Fund
(the “Fund”)

Supplement to the Fund’s Summary and Statutory Prospectuses
dated January 28, 2013

On November 20, 2013, the Board of Trustees of Delaware Group Equity Funds IV voted to approve changes related to the Fund’s investment policy in non-U.S. and emerging markets securities. These changes will be effective sixty (60) days after the date of this Supplement.

The following information replaces the section entitled, “Fund summary – What are the Fund’s principal investment strategies?”:

Under normal circumstances, the Fund will invest at least 80% of its assets in the equity securities of healthcare companies, meaning companies that develop, produce, or distribute products or services related to the healthcare or medical industries and derive a substantial portion, that is, more than 50%, of their sales from products and services in the healthcare industry (80% policy). These products and services include, but are not limited to, pharmaceutical companies, biotechnology companies, medical device and supply companies, managed care companies, and healthcare information and service providers. The Fund invests in U.S. and non-U.S. companies across all market capitalizations. The Fund may invest up to 50% of its total assets in non-U.S. companies. The Fund may also invest up to 25% of its total assets in companies located in emerging markets. The Fund's investment objective and 80% policy are nonfundamental and can be changed without shareholder approval. However, Fund shareholders would be given at least 60 days' notice prior to any such change.

Investments in the Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Please keep this Supplement for future reference.

This Supplement is dated November 21, 2013.